R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 1 Carlyle Credit Income Fund (“CCIF”) Q4 2025 Quarterly Earnings Presentation November 2025

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 2 This presentation (the “Presentation”) has been prepared by Carlyle Credit Income Fund. (together with its consolidated subsidiaries, “we,” “us,” “our,” “CCIF” or the “Fund”) (NYSE: CCIF) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Fund held on November 19, 2025. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Fund. This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common shares or any other securities nor will there be any sale of the common shares or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. This Presentation provides limited information regarding the Fund and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common shares or any other securities that may be issued by the Fund, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission (the “SEC”), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information throughout the Presentation provided by sources other than the Fund (including information relating to portfolio companies) has not been independently verified and, accordingly, the Fund makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about the Fund. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation. CCIF is managed by Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser”), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. (together with its affiliates, “Carlyle”). This Presentation contains information about the Fund and certain of its affiliates and includes the Fund’s historical performance. You should not view information related to the past performance of the Fund as indicative of the Company’s future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Fund and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Fund is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Fund or any other Carlyle entity. This presentation contains non-GAAP financial information. The Fund's management uses this information in its internal analysis of results and believes that this information may be informative to investors gauging the quality of the Fund's financial performance, identifying trends in its results and providing meaningful period-to-period comparisons. However, these non-GAAP measures should not be considered in isolation or as a substitute for or superior to any measures of financial performance calculated and presented in accordance with GAAP. Other Funds may calculate this or similarly titled non-GAAP measures differently than we do. See "Appendix - Non-GAAP Measures" in this presentation for more information. 2 Important Information

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 3 Fund Overview (1) Current dividend rate based on dividends declared through February 2026, and the closing market share price at November 12, 2025. (2) As of September 30, 2025. Carlyle Platform Carlyle Expertise CLOs PRIMARILY INVESTING IN EQUITY AND JUNIOR DEBT TRANCHES OF COLLATERALIZED LOAN OBLIGATIONS (CLOs) 1,479 COMPANIES IN UNDERLYING EXPOSURE 24.14%(1) MONTHLY DIVIDEND THAT IS DECLARED QUARTERLY Carlyle Credit Income Fund (“CCIF”) Overview Carlyle Platform Carlyle (NASDAQ:CG) IS A GLOBAL INVESTMENT FIRM FOUNDED IN 1987 $474 Billion OF ASSETS UNDER MANAGEMENT (AUM) (2) 2,400+ EMPLOYEES AND OVER 700 INVESTMENT PROFESSIONALS GLOBALLY (2) 25+ YEAR HISTORY IN THE CLO MARKET $49.4 Billion IN CLOs ACROSS U.S. AND EUROPE (2) 30+ INDUSTRY-FOCUSED RESEARCH ANALYSTS Carlyle Expertise

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 4 Totals may not sum due to rounding. (1) Firm data as of September 30, 2025. (2) Total includes Investment Professionals in the Executive Group. (3) Carlyle Global Credit AUM includes $87.0 billion of insurance related assets. (4) Includes 10 professionals in the Carlyle Global Capital Markets group. Note: AUM numbers may not sum to total due to rounding and may differ from any comparable "AUM" disclosure in other non-public or public sources (including public regulatory filings). Certain communications between Carlyle Global Credit and investment professionals in other business segments may be restricted in accordance with Carlyle's information barrier policy. Statements about "Carlyle edge" are opinions and beliefs of Carlyle, and should not be relied upon as a promise or representation as to past or future performance. Firm Overview The Carlyle Edge • Reach: “One Carlyle” Global Network • Expertise: Deep Industry Knowledge • Impact: Executive Operations Group • Data: Portfolio Intelligence Global Private Equity Global Credit Carlyle AlpInvest Global Investment Platform Founded: 1987 AUM: $474 bn Employees: 2,400+ Investment Professionals: 760+(2) Offices / Countries: 27 / 17 $163 bn AUM 420+ investment professionals $208 bn AUM(3) 205+ investment professionals(4) $102 bn AUM 125+ investment professionals Carlyle Firm Overview(1)

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 5 AUM: $9.7 billion ASSET-BACKED FINANCE Carlyle Global Credit Platform Source: The Carlyle Group. As of September 30, 2025 unless otherwise stated. AUM numbers may not sum to total due to rounding. Strategy characteristics are summary in nature and not intended to be an exhaustive list; any particular investment may not have any such characteristics. (1) Carlyle Global Credit and Platform Initiatives AUM includes $87.0 billion of insurance related assets. CARLYLE GLOBAL CREDIT – $208BN AUM(1) AUM: $49.4 billion LIQUID CREDIT AUM: $33.2 billion PRIVATE CREDIT AUM: $19.5 billion REAL ASSETS CREDIT CLO MANAGEMENT Carlyle managed CLOs (broadly syndicated senior secured bank loans) CLO INVESTMENT Equity and debt CLO tranches LOANS & REVOLVING CREDIT Senior secured revolving credit facilities of non-IG issuers DIRECT LENDING Directly originated loans, primarily first lien and financial sponsor-backed OPPORTUNISTIC CREDIT Directly originated private capital solutions primarily for non-sponsored companies HYBRID CAPITAL Flexible mandate across credit- oriented solutions, structured equity, and stressed / dislocated investments AVIATION FINANCE Commercial aircraft leasing / servicing and securitization of aircraft portfolios INFRASTRUCTURE CREDIT Credit investments in U.S. and international infrastructure assets REAL ESTATE CREDIT Lending to global real estate projects PLATFORM INITIATIVES AUM: $96.7 billion(1) CARLYLE TACTICAL CREDIT FUND CROSS-PLATFORM SMAs ADVISORY CAPITAL Investing dynamically across Carlyle’s entire credit platform Tailored separate accounts investing across the credit platform Credit assets sub-advised for insurance platform IG DEBT Directly originated, privately structured asset-backed solutions, focused on acquiring or lending against diversified pools of collateral with contractual cash flows NON-IG DEBT RESIDUAL / EQUITY

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 6 Securities Overview Description NYSE Ticker Market Cap (1) Closing Price (1) Current Dividend Rate Current Dividend Rate (2) Payment Frequency Common Shares CCIF $110.66 mm $5.22 $0.105 24.14% Monthly Overview of Common and Listed Preferred Shares Description NYSE Ticker Rating (3) Closing Price (4) Principal Maturity Date Callable Date Coupon Payment Frequency Series D Term Preferred Shares ($25 Liquidation Preference) (5) CCID BBB+ $25.20 $30.00 mm 10/30/2028 10/30/2026 7.375% Monthly Past performance is not indicative of future results and there can be no assurance that any trends will continue. (1) Reflects common shares outstanding and market price as of November 12, 2025. (2) Current dividend rate based on dividends declared through February 2026, and the closing market price at November 12, 2025. (3) The Preferred Shares are rated by Egan-Jones Ratings Company, an independent rating agency. Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. (4) Reflects market price as of November 12, 2025. (5) The Fund issued the 7.375% Series D Term Preferred Shares on October 30, 2025.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 7 • Net investment income was $0.15 per common share ◦ Adjusted net investment income was $0.17 per common share after adjusting for the effect of amortization on the offering costs for the Fund's preferred shares and credit facility (1) ◦ Core net investment income per share was $0.32 per common share fully covering dividends of $0.315 per common share (2) • Cash yield was 21.80%(3) on CLO investment quarterly payments received during the quarter. This equates to $0.51 of recurring cash flows per share ◦ 7%(4) of the portfolio did not make payments as a result of (1) quarterly payments that were redirected to fund accretive resets and refinancings, and (2) primary issuances that had not yet made their initial distributions • NAV per share was $6.13 • Declared dividends of $0.105 per common share for each monthly dividend in December of 2025, and January and February 2026. This represents an annualized dividend rate of 24.14% (5) • Entered into a $30 million Credit Facility. The Credit Facility allows for borrowings at a rate of SOFR + 3.25% with no unused fee and can be upsized to $50 million • Issued $30 million of 7.375% Series D Term Preferred Shares due 2028 (NYSE: CCID) on October 30, 2025 • Completed a private placement of 7.25% convertible preferred shares for total net proceeds of approximately $16.3 million on October 30, 2025 • Redeemed all $52 million 8.75% Series A Term Preferred Shares (NYSE: CCIA) on November 3, 2025 Dividend & Capital Activity (1) Adjusted net investment income is a financial measure calculated on a basis of methodology other than in accordance with GAAP. GAAP NII is adjusted to excluded non-cash expenses associated with the amortization of (i) deferred issuance costs and (ii) original issue discount on the Fund's preferred shares. See slide 22, "Non-GAAP Measures", for more information. (2) CNII is a financial measure calculated on a basis of methodology other than in accordance with GAAP. CNII is calculated using recurring cash flows minus expenses, adjusted for non-cash amortization. See slide 22, "Non-GAAP Measures", for more information. (3) Cash yield shown excludes investments that had not made quarterly payments as a result of refinancings, resets, and primary issuances that had not yet made their initial distributions. Excludes payments on called deals. (4) Percentage based on amortized cost at the time of payment. (5) Current dividend rate based on dividends declared through February 2026, and the closing market price at November 12, 2025. Fourth Quarter Results Q4 2025 (Quarter Ended 9/30/25) Quarterly Results

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 8 Q4 2025 (Quarter Ended 9/30/25) Quarterly Results (Cont'd) • Total fair value of the portfolio excluding cash was $192.2 million • New CLO investments during the quarter were $34.9 million with a weighted average GAAP yield of 13.65% as of September 30, 2025 • Sales proceeds during the quarter were $36.5 million • Total portfolio weighted average GAAP yield was 14.44%(1) as of September 30, 2025 • Underlying CLOs continue to maintain healthy overcollateralization cushions with a weighted average cushion of 4.59%, up from 4.50% as of June 30, 2025 • Completed 7 accretive refinancings and resets in the underlying portfolio during Q4 2025 and 30 accretive refinancings and resets in the underlying portfolio during this fiscal year Portfolio & Investment Activity (1) When excluding called deals, the portfolio's weighted average GAAP yield was 14.55%.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 9 • Net investment income per share was $0.15 in Q4 2025 ◦ Adjusted net investment income per share was $0.17 ◦ Core net investment income per share was $0.32 • The quarterly dividend of $0.315 was supported by $0.51 in recurring cash flows Q4 2025 represents the quarter ended September 30, 2025. Note: Past performance is not indicative of future results and there can be no assurance that any trends will continue. (1) Per share amounts are based on the weighted average number of common shares outstanding for the period. (2) See appendix for a description of non-GAAP measures. (3) Per share amounts are based on the common shares outstanding at quarter-end. Actual yields earned over the life of each investment could differ materially from the yields presented above. Financial Performance Summary (Dollar amounts in thousands, except per share data and common shares outstanding) Q4 2025 Per Share Data Recurring Cash Flows (1) $0.51 Net Investment Income (Loss) (1) $0.15 Adjusted Net Investment Income (Loss) (1) (2) $0.17 Core Net Investment Income (Loss) (1) (2) $0.32 Net Realized and Change in Unrealized Gains (Losses) (1) $(0.21) Dividends Paid (3) $(0.32) Net Asset Value (3) $6.13 Common Shares Outstanding Weighted Average Shares Outstanding for the Period 21,185,060 Shares Outstanding at Quarter End 21,198,622 Portfolio Highlights Total Investments at Fair Value $192,204 Number of CLO Holdings 54 Average Size of Investment per Holding (Notional) $6,697 Total Portfolio Weighted Average GAAP Yield 14.44 % Financial Position (at Quarter End) Net Assets $129,914 Debt $6,750 Preferred Equity (Principal Balance) $75,517

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 10 Quarterly Operating Results Detail Q4 2025 represents the quarter ended 30, 2025. Past performance is not indicative of future results and there can be no assurance that any trends will continue. Totals may not sum due to rounding. (1) Per share amounts are based on the weighted average number of common shares outstanding for the period. (2) See appendix for a description of non- GAAP measures. (3) Reflects aggregate principal amount of $63.5 million for Q4 2024 and Q1 2025, $80.5 million for Q2 2025, and $75.5 million for Q3 2025 and Q4 2025. (4) Per share amounts are based on the common shares outstanding at quarter-end. (5) Reflects aggregate principal amount of preferred shares and debt outstanding to total assets. (Dollar amounts in thousands, except per share data) Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 SUMMARY INCOME STATEMENT Total investment income $ 7,901 $ 8,269 $ 8,565 $ 8,609 $ 7,736 Total expenses (3,653) (4,177) (4,537) (4,682) (4,574) Net Investment Income $ 4,248 $ 4,092 $ 4,028 $ 3,927 $ 3,162 Net realized and change in unrealized gains (losses) (763) (2,967) (7,130) (6,599) (4,516) Net Income (Loss) $ 3,485 $ 1,125 $ (3,102) $ (2,672) $ (1,354) Weighted average shares of common stock outstanding 14,309 16,019 17,866 20,245 21,185 Net Investment Income (Loss) per Share (1) $ 0.30 $ 0.26 $ 0.23 $ 0.19 $ 0.15 Adjusted Net Investment Income (Loss) per Share(1) (2) $ 0.31 $ 0.27 $ 0.26 $ 0.22 $ 0.17 Core Net Investment Income (Loss) per Share (1) (2) $ 0.46 $ 0.45 $ 0.27 $ 0.35 $ 0.32 Recurring Cash Flows per Share (1) $ 0.70 $ 0.70 $ 0.49 $ 0.55 $ 0.51 SUMMARY BALANCE SHEET Total investments, at fair value $ 173,454 $ 177,907 $ 197,902 $ 200,357 $ 192,204 Cash, cash equivalents and restricted cash 725 6,455 5,991 6,123 2,466 Other assets 6,616 6,815 8,090 7,822 18,105 Total Assets $ 180,795 $ 191,177 $ 211,983 $ 214,302 $ 212,775 Preferred shares, net of unamortized issuance costs (3) $ 60,871 $ 61,176 $ 77,345 $ 73,087 $ 73,645 Secured credit facility — — — — 6,750 Accrued expenses and liabilities 2,311 4,981 2,669 3,497 2,466 Total Liabilities $ 63,182 $ 66,157 $ 80,014 $ 76,584 $ 82,861 Net Assets $ 117,613 $ 125,020 $ 131,969 $ 137,718 $ 129,914 Common shares outstanding at end of period 15,387 16,813 18,895 21,157 21,199 Net Asset Value per Common Share (4) $ 7.64 $ 7.44 $ 6.98 $ 6.51 $ 6.13 Leverage (5) 0.35x 0.33x 0.38x 0.35x 0.39x

Underlying Portfolio Overview

ASSET MIX


CLO Equity
Legacy Real Estate Loan
CLO Debt
0.1%
1.1%
98.8%

REINVESTMENT END DATE


2026
2027
2028
2029
2030
21.5%
2.7%
9.4%
26.8%
39.6%

CLO MANAGER EXPOSURE


CVC Credit Partners
Ares
Onex Credit Partners
Voya Alternative Asset Management
Elmwood Asset Management
Benefit Street Partners
Allstate Investment Management Company
Barings
Blackstone Liquid Credit Strategies
Ballyrock Investment Advisors
All Others
9.3%
8.5%
7.6%
6.8%
6.7%
5.9%
5.4%
5.3%
4.8%
4.2%
35.5%

UNDERLYING INDUSTRY


High Tech
Healthcare & Pharmaceuticals
Banking, Finance, Insurance & Real Estate
Services: Business
Hotels, Gaming & Leisure
Construction & Building
Beverage, Food & Tobacco
Capital Equipment
Aerospace & Defense
Chemicals, Plastics & Rubber
All Others
12.3%
11.7%
10.5%
8.5%
5.1%
4.6%
4.1%
4.0%
3.7%
3.4%
32.0%

Note: As of September 30, 2025. Totals may not sum due to rounding.

TRADE SECRET & STRICTLY CONFIDENTIAL 11

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 12 Portfolio Overview Diversified Portfolio across 54 unique CLO investments managed by 27 different CLO Managers Number of Unique Underlying Loan Obligors 1,479 Number of Underlying Loans 2,032 Aggregate Balance of Underlying Loans $22.45 Billion Largest Exposure to an Individual Obligor 0.60% Average Individual Loan Obligor Exposure 0.07% Top 10 Loan Obligors Exposure 4.63% Currency: USD Exposure 100.00% Aggregate Indirect Exposure to Senior Secured Loans 96.56% Weighted Average Market Price of Loan Collateral 97.53 Weighted Average Stated Loan Spread 3.12% Weighted Average Loan Rating B S&P CCC Rated Obligors 4.26% Obligors Priced Below 80 2.60% Weighted Average Loan Maturity 4.6 years Weighted Average Remaining CLO Reinvestment Period 3.3 years Weighted Average Junior Overcollateralization (OC) Cushion 4.59% CCIF's Last 12 Month Default Rate including Distressed Exchanges of Underlying Loans 1.09% Loan Market Default Rate including Distressed Exchanges 3.49% Summary of Underlying Portfolio Characteristics 9/30/2025

Obligor and Industry Exposures

As of September 30, 2025, CCIF has exposure to 1,479 unique loan obligors across a range of industries

Obligor and Industry Exposure

Top 10 Underlying Obligors	% Total
TransDigm	0.60%
Calpine	0.54%
Medline	0.50%
Asurion	0.45%
TIBCO Software	0.44%
Quikrete Companies	0.44%
Citadel Securities LP	0.43%
Sedgwick Claims Management Service	0.43%
Howden Group Holdings	0.40%
Acrisure	0.40%
Total	**4.63%**

Top 10 Industries of Underlying Obligors	% Total
High Tech	12.34%
Healthcare & Pharmaceuticals	11.69%
Banking, Finance, Insurance & Real Estate	10.46%
Services: Business	8.52%
Hotels, Gaming & Leisure	5.12%
Construction & Building	4.56%
Beverage, Food & Tobacco	4.11%
Capital Equipment	4.05%
Aerospace & Defense	3.66%
Chemicals, Plastics & Rubber	3.44%
Total	**67.95%**

TRADE SECRET & STRICTLY CONFIDENTIAL 13

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 14 Investment Positions as of September 30, 2025 CLO INVESTMENT MARKET VALUE (1) VINTAGE YEARS REMAINING IN REINVESTMENT PERIOD YEARS REMAINING IN NON-CALL PERIOD % OF HOLDINGS CCC+ OR LOWER JUNIOR OC CUSHION AAA SPREAD WEIGHTED AVERAGE PORTFOLIO SPREAD WEIGHTED AVERAGE RATING FACTOR(2) DIVERSITY SCORE (3) AGL 2022-17A SUB 1,675 2022 1.33 0.10 5.80% 3.82% 0.95% 3.26% 2,807 94 AIMCO 2019-10A SUB 5,787 2019 3.86 0.70 2.70% 5.04% 1.41% 2.89% 2,652 82 AIMCO 2021-14A SUB4 4,549 2021 0.56 0.00 2.70% 3.66% 1.25% 2.94% 2,668 82 ALLEG 2025-2A SUB 1,461 2025 4.89 1.72 0.50% 4.91% 1.46% 3.22% 2,639 87 APID 2016-25A SUB 2,028 2016 2.34 0.24 1.60% 3.68% 1.15% 3.08% 2,865 81 APID 2020-33A FR2 243 2020 4.63 1.56 2.10% 4.18% 1.30% 3.09% 2,745 87 APID 2020-33A SUB 12,050 2020 4.63 1.56 2.10% 4.18% 1.30% 3.09% 2,745 87 APID 2022-39A SUB4 3,377 2022 1.58 0.00 3.10% 2.97% 1.31% 3.20% 2,787 83 ARES 2020-55A SUB 5,199 2020 4.10 1.04 4.69% 5.25% 1.38% 3.15% 2,815 82 ARES 2020-56A SUB 2,957 2020 4.38 1.32 4.90% 5.52% 1.26% 3.19% 2,840 82 ARES 2021-59A SUB 3,941 2021 0.58 0.00 6.30% 3.72% 1.29% 3.18% 2,900 82 ARES 2021-60A SUB 744 2021 0.81 0.05 5.93% 4.52% 1.18% 3.18% 2,876 83 ARES 2024-74A SUB 3,285 2024 4.10 0.95 4.00% 4.54% 1.36% 3.22% 2,826 81 AUDAX 2025-12A SUB 1,199 2025 3.61 0.95 2.20% 5.66% 1.42% 4.92% N/A N/A BABSN 2019-3A SUB 3,351 2019 2.34 0.23 4.90% 5.45% 1.15% 3.10% 2,729 93 BABSN 2021-1A SUB 1,437 2021 0.58 0.00 6.70% 4.21% 1.28% 3.23% 2,775 93 BABSN 2025-1A SUB 4,961 2025 4.62 1.49 1.20% 5.23% 1.13% 3.04% 2,559 96 BALLY 2021-16A SUB 3,205 2021 4.62 1.45 5.30% 4.70% 1.15% 3.16% 2,765 95 BALLY 2021-18A SUB 1,719 2021 4.61 1.47 4.60% 5.09% 1.15% 3.18% 2,791 96 BALLY 2021-1A SUB 3,080 2021 4.36 1.29 5.00% 4.97% 1.34% 3.16% 2,777 96 BGCLO 2021-3A SUB 6,669 2021 4.37 1.30 5.50% 4.65% 1.26% 3.15% 2,784 89 BSP 2021-23A SUB 6,746 2021 0.58 0.57 5.00% 5.18% 1.10% 3.17% 2,774 84 BSP 2024-38A SUB 4,362 2024 4.38 1.24 0.40% 5.28% 1.31% 3.20% 2,676 82 Note: Past performance is not a guarantee of future results. As of September 30, 2025, unless otherwise noted. Sources: Kanerai as of September 30, 2025. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody’s Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio. (4) Deal was reset or refinanced during the current quarter (Q1 2026) through November 12, 2025. (5) Collateral statistics and quality tests are not reported as deal is not yet effective.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 15 Investment Positions as of September 30, 2025 (Cont'd) CLO INVESTMENT MARKET VALUE (1) VINTAGE YEARS REMAINING IN REINVESTMENT PERIOD YEARS REMAINING IN NON-CALL PERIOD % OF HOLDINGS CCC+ OR LOWER JUNIOR OC CUSHION AAA SPREAD WEIGHTED AVERAGE PORTFOLIO SPREAD WEIGHTED AVERAGE RATING FACTOR(2) DIVERSITY SCORE (3) CIFC 2020-2A SUB 2,754 2020 1.07 0.00 6.10% 5.09% 1.43% 3.23% 2,867 97 CIFC 2020-3A SUB4 5,040 2020 1.07 0.00 4.90% 5.15% 1.40% 3.19% 2,824 97 DAVIS 2022-1A M1 47 2022 4.87 1.80 4.10% 5.01% 1.34% 3.19% 2,764 82 DAVIS 2022-1A M2 111 2022 4.87 1.80 4.10% 5.01% 1.34% 3.19% 2,764 82 DAVIS 2022-1A SUB 3,931 2022 4.87 1.80 4.10% 5.01% 1.34% 3.19% 2,764 82 ELM17 2022-4A SUB 11,303 2022 3.85 0.79 2.86% 4.05% 1.39% 2.98% 2,649 90 ELMW7 2020-4A SUB 1,485 2020 4.11 1.05 2.85% 3.09% 1.36% 3.00% 2,661 89 EMPWR 2022-1A SUB 6,818 2022 4.11 1.05 1.60% 4.59% 1.40% 2.99% 2,557 90 GALXY 2016-22A SUBA 1,272 2016 0.55 0.01 3.20% 3.43% 1.24% 3.09% 2,755 87 KKR 25 SUB 1,087 2019 0.80 0.79 8.90% 2.28% 0.95% 3.30% 3,024 84 MIDO 2022-11A SUB 3,720 2022 2.33 0.29 4.30% 4.87% 1.22% 3.28% 2,737 81 MIDO 2024-14A SUB 3,978 2024 3.59 0.49 3.40% 4.82% 1.59% 3.23% 2,717 83 MORGN 2021-7A SUB5 269 2021 0.57 0.00 N/A N/A N/A N/A N/A N/A NEUB 2020-38A SBPF 27 2020 1.07 0.41 6.70% 4.46% 0.96% 3.15% 2,951 92 NEUB 2020-38A SUB 4,998 2020 1.07 0.41 6.70% 4.46% 0.96% 3.15% 2,951 92 NEUB 2021-41A SUB 2,184 2021 0.55 0.54 5.90% 3.60% 1.05% 3.08% 2,868 93 NIAPK 2019-1A G 404 2019 4.36 1.30 6.60% 4.91% 1.35% 3.20% 2,854 77 NIAPK 2019-1A SUB 4,529 2019 4.36 1.30 6.60% 4.91% 1.35% 3.20% 2854 77 OAKC 2016-13A SUB 1,903 2016 4.12 0.95 4.40% 4.82% 1.40% 2.95% 2,767 82 OAKCL 2019-3A SUB 2,002 2019 4.37 1.10 3.40% 4.24% 1.39% 3.12% 2,603 86 OCP 2015-9A SUB 8,839 2015 2.33 0.29 2.90% 4.96% 1.10% 2.99% 2,641 89 OCP 2017-13A SUB 5,681 2017 4.22 1.16 2.80% 3.99% 1.34% 2.99% 2,595 90 Note: Past performance is not a guarantee of future results. As of September 30, 2025, unless otherwise noted. Sources: Kanerai as of September 30, 2025. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody’s Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio. (4) Deal was reset or refinanced during the current quarter (Q1 2026) through November 12, 2025. (5) Deal was called as of September 30, 2025.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 16 Investment Positions as of September 30, 2025 (Cont'd) CLO INVESTMENT MARKET VALUE (1) VINTAGE YEARS REMAINING IN REINVESTMENT PERIOD YEARS REMAINING IN NON-CALL PERIOD % OF HOLDINGS CCC+ OR LOWER JUNIOR OC CUSHION AAA SPREAD WEIGHTED AVERAGE PORTFOLIO SPREAD WEIGHTED AVERAGE RATING FACTOR(2) DIVERSITY SCORE (3) OCT55 2021-1A SUB 3,693 2021 0.81 0.00 3.59% 3.42% 1.41% 3.22% 2,820 95 RAD 2021-12A SUB 3,548 2021 4.90 1.83 4.40% 3.40% 1.33% 3.31% 2,952 88 RRAM 2019-6A SUB5 264 2019 0.55 0.00 N/A N/A N/A N/A N/A N/A RRAM 2020-12A PREF 1,851 2020 0.30 0.00 7.40% 2.93% 1.27% 3.03% 2,901 75 SPCLO 2024-4A INC 4,273 2024 3.59 0.54 3.30% 5.12% 1.64% 3.29% 2,751 82 SPEAK 2021-10A SUB 2,166 2021 4.38 1.39 3.36% 4.59% 1.20% 3.13% 2,709 89 SPEAK 2021-9A SUB 4,979 2021 4.37 1.31 3.04% 4.18% 1.37% 3.13% 2,727 90 VOYA 2020-2A SUB 9,349 2020 4.37 1.28 2.76% 6.03% 1.32% 3.02% 2,713 95 VOYA 2020-3A SUB 3,502 2020 4.37 1.31 3.33% 5.10% 1.25% 3.03% 2,733 94 Note: Past performance is not a guarantee of future results. As of September 30, 2025, unless otherwise noted. Sources: Kanerai as of September 30, 2025. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody’s Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio. 4) Deal was reset or refinanced during the current quarter (Q1 2026) through November 12, 2025. (5) Deal was called as of September 30, 2025.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 17 Pro-Forma Capital Structure - 11/12/2025 Totals may not sum due to rounding. (1) The Fund has the option to extend maturity on up to two occasions for additional one-year terms, subject to certain conditions. (2) The Fund issued the 7.375% Series D Term Preferred Shares on October 30, 2025. (3) The Fund completed the private placement of 7.25% Series E Convertible Preferred Shares on October 30, 2025. ($ in millions) Principal Amount Outstanding Carrying Value Coupon Rate Optional Call Date / Optional Conversion Date Maturity Credit Facility $5.0 $5.0 SOFR + 3.25% N/A 7/11/2028(1) Series B Convertible Preferred Shares $3.5 $3.5 7.125% 2/27/2025 8/27/2029 Series C Convertible Preferred Shares $20.0 $19.7 7.50% 7/31/2025 1/31/2030 Series D Term Preferred Shares (NYSE: CCID)(2) $30.0 $29.0 7.375% 10/30/2026 10/30/2028 Series E Convertible Preferred Shares(3) $17.5 $16.2 7.25% 4/30/2026 10/30/2030 Total Debt and Preferred Shares $76.0 $73.4 Total Equity (est.) $125.2 Total Assets (est.) $200.9 Debt to Total Assets 0.02x Preferred Shares and Debt to Total Assets 0.38x

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 18 Monthly Dividend Trend Dividends may include return of capital. (1) Based on our share price as of November 12 2025. CNII per share and recurring cash flows per share are based on the weighted average number of common shares outstanding for the period. • In conjunction with earnings, CCIF has declared a dividend of $0.105 for the months of December 2025, and January and February 2026, equating to an annualized dividend rate of 24.14% (1) • The dividend is supported by CNII of $0.32 per share and $0.51 per share of recurring cash flows for Q4 2025, and approximately $0.48 per share of recurring cash flows for Q1 2026. $0.0551 $0.0994 $0.1050

CARLYLE

CREDIT INCOME FUND

Appendix

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 20 Quarterly Balance Sheet Detail (Dollar amounts in thousands, except per share data) Q4 2025 Assets Investments, at fair value $ 192,204 Cash and cash equivalents 2,466 Interest receivable from investments 6,193 Deferred financing costs 682 Receivable for investments sold 10,948 Prepaid expenses 282 Total assets $ 212,775 Liabilities & Net Assets Preferred shares, net of unamortized issuance costs $ 73,645 Secured credit facility 6,750 Management fee payable 306 Incentive fee payable 671 Professional fees payable 739 Other accrued expenses and liabilities 750 Total liabilities $ 82,861 Net assets $ 129,914 Net Asset Value Per Common Share $ 6.13 Q4 2025 represents the quarter ended September 30, 2025. Totals may not sum due to rounding. Net Asset Value per Common Share is based on the common shares outstanding at quarter-end. Past performance is not indicative of future results and there can be no assurance that any trends will continue.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 21 Q4 2025 represents the quarter ended September 30, 2025. Totals may not sum due to rounding. Net Investment Income (Loss) per share and Net Income (Loss) per share are based on the weighted average number of common shares outstanding for the period. Past performance is not indicative of future results and there can be no assurance that any trends will continue. Quarterly Income Statement Detail (Dollar amounts in thousands, except per share data) Q4 2025 Investment Income Interest income $ 7,736 Total investment income $ 7,736 Expenses Interest expense $ 2,228 Management fee 951 Incentive fee 671 Professional fees 303 Other fees and expenses 421 Total expenses $ 4,574 Net Investment Income (Loss) $ 3,162 Net realized and change in unrealized gains (losses) (4,516) Net Income (Loss) $ (1,354) Net Investment Income (Loss) per share $ 0.15 Net Income (Loss) per share $ (0.06)

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 22 Non-GAAP Measures We provide information relating to core net investment income (“CNII”), a non-GAAP measure, on a supplemental basis. This measure is not provided as a substitute for GAAP NII, but in addition to it. Our non-GAAP measures may differ from similar measures by other companies, even in the event of similar terms being utilized to identify such measures. CNII is calculated using recurring cash flows minus expenses, adjusted for non-cash amortization (in accordance with the calculation of adjusted NII described above). Carlyle Credit Income Fund’s (“CCIF”) management uses this information in its internal analysis of results and believes that this information may be informative in assessing the quality of CCIF’s financial performance, identifying trends in its results and providing meaningful period-to-period comparisons. Income from investments in the “equity” class securities of CLO vehicles, for GAAP purposes, is recorded using the effective interest method; this is based on an effective yield to the expected redemption utilizing estimated cash flows, at current cost, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The result is an effective yield for the investment in which the respective investment’s cost basis is adjusted quarterly based on the difference between the actual cash received, or distributions entitled to be received, and the effective yield calculation. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from the cash distributions actually received by CCIF during the period (referred to below as “CLO equity adjustments”). Furthermore, in order for CCIF to continue qualifying as a regulated investment company for tax purposes, we are required, among other things, to distribute at least 90% of our investment company taxable income annually. While CNII may provide a better indication of our estimated taxable income than GAAP NII during certain periods, we can offer no assurance that will be the case, however, as the ultimate tax character of our earnings cannot be determined until after tax returns are prepared at the close of a fiscal year. We note that this non-GAAP measure may not serve as a useful indicator of taxable earnings, particularly during periods of market disruption and volatility, and, as such, our taxable income may differ materially from our CNII. Previous earnings presentations for CCIF have calculated CNII using recurring cash flows minus expenses, without adjustment for non-cash amortization. For the three months ended 9/30/2025 6/30/2025 3/31/2025 12/31/2024 9/30/2024 ($ in thousands, except per share)(1) Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share GAAP Net Investment Income $ 3,162 $ 0.15 $ 3,927 $ 0.19 $ 4,028 $ 0.23 $ 4,092 $ 0.26 $ 4,248 $ 0.30 CLO Equity Adjustments 3,048 0.14 2,602 0.13 145 0.01 2,883 0.18 2,178 0.15 Non-cash Amortization Adjustment 476 0.02 613 0.03 591 0.03 303 0.02 168 0.01 Core Net Investment Income $ 6,686 $ 0.32 $ 7,142 $ 0.35 $ 4,764 $ 0.27 $ 7,278 $ 0.45 $ 6,594 $ 0.46 We provide information relating to adjusted net investment income, a non-GAAP measure, on a supplemental basis. This measure is not provided as a substitute for GAAP net investment income ("GAAP NII'), but in addition to it. Adjusted net investment income represents GAAP NII adjusted to exclude non-cash expenses associated with the amortization of (i) deferred issuance costs and (ii) original issue discount on the Fund's preferred shares. We believe adjusted net investment income is useful to investors in assessing the Fund's ongoing performance of earning income on its portfolio. The incentive fee under the investment advisory agreement is calculated based on pre-incentive fee net investment income. By removing non-cash amortization expense from pre-incentive fee net investment income, the amount of incentive fee payable may increase. The adjusted net investment income figure shown reflects this corresponding impact. For the three months ended 9/30/2025 6/30/2025 3/31/2025 12/31/2024 9/30/2024 ($ in thousands, except per share)(1) Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share GAAP Net Investment Income $ 3,162 $ 0.15 $ 3,927 $ 0.19 $ 4,028 $ 0.23 $ 4,092 $ 0.26 $ 4,248 $ 0.30 Non-cash Amortization Adjustment 476 0.02 613 0.03 591 0.03 303 0.02 168 0.01 Adjusted Net Investment Income $ 3,638 $ 0.17 $ 4,540 $ 0.22 $ 4,619 $ 0.26 $ 4,395 $ 0.27 $ 4,416 $ 0.31 Totals may not sum due to rounding. (1) Per share amounts are based on the weighted average number of common shares outstanding for the period.